Exhibit 99.2

FOR IMMEDIATE RELEASE

CRHS SUBSIDIARY ACQUIRES MILLIE’S RESTAURANTS

SAN DIEGO, CA – September 24, 2009- American Restaurant Concepts, Inc, a Nevada corporation and a wholly owned subsidiary of The Custom Restaurant & Hospitality Group, Inc. (CRHS: OTCBB) entered into an asset purchase agreement with Millie’s Restaurants, Inc., a California corporation, to acquire 10 Millie’s restaurant locations.

Contact: Katie Overcash
CRHS Investor Relations
Tel: 858-755-0700 x 303
Email: kovercash@crhsgroup.com